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                                  SKYLINE FUNDS

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                        Supplement dated October 2, 2001
                                       to
                         Prospectus dated March 1, 2001

As a shareholder of Skyline Special Equities Portfolio, you were permitted to exchange in and out of the Firstar Money Market Fund and the Firstar U.S. Government Money Market Fund (collectively the "Firstar Funds"). Effective at the close of business on September 21, 2001, the Firstar Funds were reorganized into existing series of First American Funds, Inc. designated the FAF Prime Obligations Fund and FAF Government Obligations Fund (collectively the "FAF Funds"). Effective at the close of business on September 21, 2001, all references to the Firstar Money Market Fund and the Firstar U. S. Government Money Market Fund in the Skyline Funds' prospectus should be deleted and replaced with the FAF Prime Obligations Fund and the FAF Government Obligations Fund, respectively. Although the investment objectives and strategies of the Firstar Funds are similar to the FAF Funds, they are not identical and you should read the FAF Funds' prospectus carefully before you invest. You can obtain a FAF Funds prospectus by calling us at 800.828.2SKY(759).

If you have any questions regarding your investment in the Skyline Funds, please call us at 800.828.2SKY(759). Our shareholder service representatives are available Monday through Friday, 8:00 a.m. to 7:00 p.m. (Central Time).

                        311 South Wacker Drive Suite 4500
                                Chicago, IL 60606
                                  800.828.2759